EXHIBIT 99.1

                               SERVICING AGREEMENT



        THIS SERVICING AGREEMENT entered into and effective as of the first day of April, 2004, by and between Nelnet, Inc., a Nebraska corporation, Aurora, Colorado, herein referred to as "Servicer", and Nelnet Education Loan Funding, Inc., a Nebraska corporation, herein referred to as "Lender".

        WHEREAS, Servicer is in the loan servicing business in the State of Colorado, and in the ordinary course of such business has processed and serviced loans to student/parent borrowers (the "Education Loans") which are made and guaranteed in accordance with the provisions of the Higher Education Act of 1965, as amended (the "Education Act") (references hereinafter to the "Education Act" include rules and regulations promulgated thereunder as in effect from time to time); and

        WHEREAS, Servicer has developed and/or has available to it the systems and services to enable it to process and service Education Loans in accordance with the Education Act, and the requirements of those Guarantee Agencies as mutually agreed to by the parties ("Guarantor(s)"); and

        WHEREAS, Servicer has developed and/or has available to it the systems and services to enable it to process and service Education Loans in accordance with the Rules and Regulations (the "Regulations") promulgated by Guarantor (references hereinafter to the "Regulations" include Rules and Regulations promulgated thereunder as in effect from time to time); and

        WHEREAS, Lender, in the ordinary course of its business, finances Education Loans pursuant to the terms of the Indenture of Trust dated as of April 1, 2004 (as amended, the "Indenture"), among Lender and Wells Fargo Bank, National Association as eligible lender trustee and indenture trustee (the "Trustee"); and

        WHEREAS, Lender desires to retain Servicer to process and service Education Loans beneficially owned by Lender, legal title to which is held by the Trustee.

        NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties agree as follows:

        1. DEFINITIONS. Capitalized terms which are not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Indenture.

        2. TERM.

        2.1 The term of the Agreement shall continue until the earlier of (i) termination of the Indenture, (ii) early termination after material default by the Servicer provided in Section 16 of this Agreement, or (iii) the Education Loans serviced under this Agreement are paid in full.

        2.2 Upon the termination of this Agreement, Servicer shall turn over to Lender all Education Loan files complete with all information contained therein and all current computer information on the Education Loans under service pursuant to this Agreement in such form or fashion as Lender shall reasonably specify. Servicer and Lender specifically agree that the format used to transfer Lender's data contains confidential and proprietary trade secret information which is the exclusive property of Servicer. Servicer makes no claim to the specific data contained in any printout given to Lender and recognizes that said

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data is the exclusive property of Lender. Servicer and Lender agree, however, that all aspects of the underlying computer program, algorithms, methods of processing, specific design and layout, report format, and the unique processing techniques and interactions of the various aspects of Servicer's computer program are trade secrets of, proprietary to, and owned exclusively by Servicer. At such deconversion, a minimum fee of $12.00 per account plus any other reasonable expenses incurred in connection with the transfer of such files and other information shall be paid by Lender. The confidentiality provisions of this paragraph shall survive any termination or expiration of this Agreement.

        3. DELIVERY OF COMPLETED EDUCATION LOANS FOR SERVICING AND COLLECTION. Subject to Servicer's scheduling requirements, Lender may from time to time deliver or cause to be delivered to Servicer Education Loans with respect to which loan processing has been completed and loan proceeds have been disbursed to the student/parent borrowers prior to the date of delivery ("Completed Education Loans") to Servicer to be serviced pursuant to the terms of this Agreement. Lender shall transmit to Servicer all such loan documentation as required by Servicer to enable it to service the Completed Education Loans as provided herein.

        4. SERVICING OF COMPLETED EDUCATION LOANS. Upon acceptance of any Completed Education Loan into Servicer's computer system and after the sale date (if applicable) of the Completed Education Loan to Lender, Servicer shall service such Education Loan in accordance with the Education Act, the Regulations, and in accordance with the provisions of this Agreement, including the following:

           (a) Servicer shall take all steps necessary to maintain the insurance or guaranty on Education Loans in full force at all times.

           (b) Servicer shall prepare and mail directly to the student/parent borrower all required statements, notices, disclosures and demands.

           (c) Servicer shall retain records of contacts, follow-ups, collection efforts and correspondence regarding each Education Loan.

           (d) Servicer shall provide accounting for all transactions related to individual Education Loans, including, but not limited to, accounting for all payments of principal and interest upon such Education Loans.

           (e) Servicer shall process all deferments and forbearances.

           (f) Servicer shall process all address changes and update address changes accordingly.

           (g) Servicer shall retain all documents received by Servicer pertaining to each Education Loan.

           (h) When necessary and allowable by the Education Act, Servicer shall take all steps necessary to file a claim for loss with Guarantor, and shall be responsible for all communication and contact with that agency necessary or appropriate to accomplish the same.

           (i) Servicer shall provide a Lender's Manifest of Education Loans on all new accounts, accounts paid in full or converted to repayment, and provide any other information required by Guarantor.

           (j) Servicer shall provide such other services as Servicer customarily provides and deems appropriate.

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        5. ADDITIONAL SERVICING ACTIVITIES. At Lender's request Servicer agrees to perform additional servicing activities not required under the terms of this Agreement for those Education Loans transferred to Servicer as Completed Education Loans which have not been previously serviced in accordance with the Education Act and Regulations, and which require additional servicing activity to attempt to maintain or reinstate the loans' principal and interest guarantee from the Guarantor ("Cure Procedures"). Servicer, utilizing Cure Procedures approved by the Guarantor, will use its best efforts to cure all defects caused by Lender. Servicer makes no representation or warranty that the guarantee on each Education Loan will be reinstated regardless of Servicer following the Cure Procedures as approved by the Guarantor. Lender agrees to pay Servicer those fees for Cure Services described in Schedule A under the topic entitled "Additional Servicing Activity".

        6. PORTFOLIOS SUBJECT TO REJECTION BY SERVICER. Lender acknowledges that certain loan portfolio types pose a risk of financial hardship for Servicer to service under this Agreement. Servicer may in its discretion, prior to placing such loans in the Servicer system, reject certain loans or loan portfolios ("Rejected Loans"). Servicer shall provide Lender with reasonable advance notice as to any Rejected Loans which Servicer declines to place on its system. Servicer shall have no right to reject or decline loans after the loans are transferred to the Servicer system.

        7. REPORTS TO LENDER. On or before the 15th day of each month, unless some other time is provided herein, Servicer shall prepare and deliver to Lender, or to such other person as Lender may designate, the following reports with respect to activity during the preceding month:

           (a) As of the last day of each month, an unaudited statement, in reasonable detail, of all transactions during that month on Completed Education Loans serviced by Servicer for Lender;

           (b) Processing Status Report (daily);

           (c) Check Register (daily);

           (d) Posting Ledger (daily/monthly);

           (e) Statistical Report (monthly);

           (f) Loan Ledger/Alpha Report (monthly);

           (g) Guarantor Manifest (monthly);

           (h) Delinquency Report (daily/monthly);

           (i) Claims Activity Report (monthly).

        Lender shall receive at no cost one copy of each of the foregoing reports. Servicer will provide extra copies at the request of Lender. Lender shall reimburse Servicer its cost in producing such extra copies.

        8. INTEREST COMPUTATION. Servicer shall provide on a quarterly basis statistical data for the computation of interest and special allowance billable to the U.S. Department of Education for Lender's Education Loans. Data will be computed commencing with the date Education Loans appear on the records of Servicer.

        9. SERVICE FEE TO SERVICER. Lender shall pay to Servicer, on or before the 15th day of each month, or within fifteen (15) days of billing statement, for and in consideration of the services performed by Servicer hereunder for the


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preceding month, the fee provided for in Schedule A of this Agreement
("Servicing Fee"). The Servicing Fee shall be subject to change every twelve
(12) months. Such change shall not result in an increase that will exceed three and one-fifth percent (3.2%) for any twelve (12) month period. In the event Servicing Fees are not paid within thirty (30) days of the billing statement, Lender agrees Servicer will have the following rights to (a) withhold transfer of borrower payments; (b) withhold reports otherwise due; (c) impose a late charge of one and one-half percent (l l/2%) per month against the entire outstanding balance of the account including any prior late charge; and (d) terminate services without notice if nonpayment persists for sixty (60) days from billing or more.

        The parties agree that should Servicer be required to make material changes to its current Lender servicing practices or servicing system due to changes to the Education Act, Regulations, and/or business environment, or to other costs beyond Servicer's control, including but not limited to postal fees, Servicer may renegotiate the Servicing Fees with Lender to reasonably reflect those increased costs at any time during the term of this Agreement.

        10. LOAN PAYMENTS. Student/parent borrowers will make all loan payments to a third party lockbox established by Servicer. All cash receipts will be remitted within two (2) Business Days of receipt to Trustee for deposit to the Collection Fund.

        11. DISCLOSURE OF INFORMATION. All data, information, records, correspondence, reports or other documentation received by Servicer pursuant to this Agreement from Lender or the school which the student attended or from the student/parent borrower, or prepared and maintained by Servicer in the course of its activities under this Agreement shall be released or divulged only to Lender, or with respect to information or documents relating to a particular student/parent borrower, to that student/parent borrower, or to such other parties as Servicer may be directed in writing by Lender or such student/parent borrower.

        12. INTELLECTUAL PROPERTY PROTECTION. Notwithstanding anything in this Agreement to the contrary, it is the express intention of the parties to this Agreement that all right, title and interest of whatever nature in Servicer's user manuals, training materials, all computer programs, routines, structures, layout, report formats, together with all subsequent versions, enhancements and supplements to said programs, all copyright rights (including both source and object code) and all oral or written information relating to Servicer's programs conveyed in confidence by Servicer to Lender pursuant to this Agreement which is not generally known to the public and which give Servicer an advantage over its competitors who do not know or use such information (hereinafter collectively referred to as "Trade Secrets"), and all other forms of intellectual property of whatever nature is and shall remain the sole and exclusive property of Servicer.

        13. INQUIRIES. Servicer shall answer all inquiries received by it pertaining to Education Loans, school status or refunds, and Lender shall cooperate to the extent necessary to gather the information needed to answer such inquiries. Such inquiries may be referred to the school which the student borrower attended or is attending, if necessary. Servicer shall have no responsibility for any disputes between student/parent borrowers and schools regarding tuition, registration, attendance, or quality of education/training.

        14. AGENT AUTHORIZATION. Lender hereby authorizes Servicer to act on behalf of and as Lender's agent in the application processing and servicing of Lender's Education Loans. Such authorization will include but not be limited to all correspondence and liaison necessary with Guarantor regarding Lender's Education Loans, assignment of claims to Guarantor and any/or all other communications, correspondence, signatures or other acts appropriate to service Lender's Education Loans in accordance with the Education Act and/or Regulations.

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        15. LIABILITY OF SERVICER. Servicer assumes no responsibility or liability for failure of Lender to exercise reasonable care or due diligence and the results thereof, in making or servicing an Education Loan prior to (a) Servicer processing the application of the Education Loan, or (b) placing of the Education Loan on Servicer's system and prior to the date Lender holds ownership of the Education Loan. Servicer also assumes no liability for the failure of any student/parent borrower to repay his or her loan, nor the failure of the United States government to pay any principal, interest, subsidy or special allowance, nor for the failure of Guarantor to make payment of any principal and/or interest on any of Lender's Education Loans. Servicer shall not be responsible for consequences of unreasonable acts of any Guarantor. In the event Servicer shall take any action or fail to take any action which causes any Education Loan in Lender's portfolio to be denied the benefit of any applicable guarantee, Servicer shall have a reasonable time to cause the benefits of the guarantee to be reinstated. If the guarantee is not reinstated within twelve (12) months of denial by Guarantor, Servicer shall pay Lender an amount equal to the outstanding balance plus all accrued interest and other fees due on the Education Loan to the date of purchase and thereupon Servicer shall be subrogated to all rights of Lender respecting the applicable Education Loan, including without limitation the right to collect on the Education Loan, the right to federal subsidies, and agency authorization to litigate in accordance with the Subrogation Agreement attached hereto. In such event, Lender agrees to perform such further acts as shall be necessary or appropriate to subrogate the Education Loan to Servicer. For any subrogated Education Loan for which the guarantee is fully reinstated by Guarantor, Lender shall pay Servicer pursuant to the Subrogation Agreement an amount equal to the then outstanding principal balance, plus all accrued interest due thereon, whereupon the subrogation rights of Servicer shall terminate. In such event, Servicer agrees to perform such further acts as shall be necessary or appropriate to reconvey the Education Loan to Lender.

        16. TERMINATION OPTION. If at any time during the term of this Agreement either party refuses or fails to perform in a material fashion any portion of this Agreement, and fails or refuses to correct said action or lack of action within Thirty (30) days after receipt of written notice, the other party may, upon Thirty (30) days written notice, terminate this Agreement. Without limiting the generality of the foregoing sentence, the following shall be deemed as failure or refusal to perform in a material fashion: (i) failure by Servicer to make deposits to the Trustee of payments received with respect to the Education Loans; (ii) failure or refusal to perform or observe in any material respect any portion of this Agreement, including any failure to perform or observe in any material respect any covenants or agreements contained herein; (iii) upon an event of bankruptcy. An event of bankruptcy means: (a) the commencement of a voluntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, making a general assignment for the benefit of creditors, declaring a moratorium with respect to one's debts or failure to generally pay one's debts as they become due; or (b) the commencement of an involuntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, provided such action is not dismissed within 60 days. A failure or refusal to service an Education Loan in accordance with the Education Act shall not constitute a failure or refusal to perform or observe a covenant or agreement contained herein so long as the Trustee receives payment of the principal balance and accrued interest due on the affected Education Loan in accordance with this Agreement.

        17. INDEMNIFICATION. Lender shall indemnify and hold Servicer harmless from and against all claims, liabilities, losses, damages, costs and expenses (including reasonable attorney's fees) asserted against or incurred by Servicer as a result of actions not the fault of or not caused by a negligent act of Servicer, its agents or employees, including all claims, liabilities, losses, damages and costs caused by or the fault of the Lender, a prior holder, owner or


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        Lender, a prior servicer or any other party connected in any manner to the loan or loans resulting in the claim, liability, loss, damage or cost. The Servicer shall indemnify, defend and hold harmless Lender and its officers, directors, employees, agents, attorneys-in-fact and affiliates from and against any and all liabilities, damages, losses, claims and related costs and expenses, including reasonable attorneys fees and disbursements relating to or resulting from any claim that any of those Financed Eligible Loans originated by Servicer on behalf of Lender pursuant to the Master Servicing Agreement dated as of May 1, 2003, between Lender and Servicer, as amended by the First Amendment to Master Servicing Agreement dated as of June 30, 2003, have not been originated or made in accordance with applicable federal and state laws, the Regulations of any Guarantor, or to satisfy the definition of "Eligible Loan" at the time of origination.

        18. STATUTE OF LIMITATIONS. Any action for the breach of any provisions of this Agreement shall be commenced within two years after the cause of action has occurred. A cause of action occurs when the breach occurs, regardless of the aggrieved party's lack of knowledge of the breach.

        19. NOTICES. All notices or communications by one of the parties hereto to the other shall respectfully be addressed as follows: Nelnet, Inc., 3015 South Parker Road, Suite 400, Aurora, Colorado 80014, and to Nelnet Education Loan Funding, Inc., attention Terry J. Heimes, 121 S. 13th Street, Suite 201, Lincoln, NE 68508, or to such other address as may be indicated from time to time by one of the parties to the other party. Except as otherwise expressly provided, any notice shall have been deemed to have been given upon mailing thereof when mailed by registered or certified mail, and upon receipt in every other case.

        20. GOVERNING LAW. This Agreement is executed and delivered within the State of Colorado, and the parties hereto agree that is shall be construed, interpreted and applied in accordance with the laws of that State, and that the courts and authorities within the State of Colorado shall have sole jurisdiction and venue over all controversies which may arise with respect to the execution, interpretation and compliance with this Agreement.

        21. CHANGES IN WRITING. This Agreement, including this provision hereof, shall not be modified or changed in any manner except only by a writing signed by all parties hereto.

        22. SEVERABILITY. In the event a court of competent jurisdiction finds any of the provisions of this Agreement to be so overly broad as to be unenforceable or invalid for any other reason, it is the parties' intent that such invalid provisions be reduced in scope or eliminated by the court, but only to the extent deemed necessary by the court to render the provisions of this Agreement reasonable and enforceable.

        23. PERSONS BOUND. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, heirs, successors and assigns.

        24. ASSIGNMENT. This Agreement shall not be assigned by either party without the prior written consent of the other party which consent shall not be unreasonably withheld.

        25. MUTUAL RELEASE. Each of the parties to this Agreement releases the other party from any and all claims, or causes of the other arising from any event or transaction occurring prior to the execution of this Agreement. This release is an independent covenant between the parties, and will survive any termination of this Agreement.

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        26. TITLES. The titles used in this Agreement are intended for convenience and reference only. They are not intended and shall not be construed to be a substantive part of this Agreement or in any other way to affect the validity, construction or effect of any of the provisions of this Agreement.

        27. WAIVER. The waiver or failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any further right hereunder.

        28. CONFIDENTIALITY. The Nondisclosure Agreement attached hereto shall be incorporated into this Agreement by this reference.

        29. LOAN SALES.

        29.1 In the event Lender desires to sell or otherwise transfer from the Servicer system any loans that are serviced pursuant to this Agreement prior to a scheduled termination or breach of this Agreement, the Lender will sell the Education Loans to an eligible lender maintaining an agreement with Servicer, in order for the sale to cause no disruption in service, or change in servicer for the borrower.

        29.2 The intent of this Section 29 is to assure that all loans serviced by Servicer pursuant to this Agreement will remain with Servicer for the servicing life of the loan.

        30. REMOVAL FEE. Should Lender remove any of its Education Loans from the Servicer system prior to a scheduled termination or breach of this Agreement, Lender agrees to pay to Servicer a removal fee of $15.00 per loan transferred off the Servicer computer system. This removal fee shall be exclusive of those changes described in Section 2.2 of this Agreement.

        31. FORCE MAJEURE. The foregoing provisions of this Agreement are subject to the following limitation: If by reason of a force majeure Servicer is unable in whole or in part to carry out any agreement on its part herein contained, Servicer shall not be deemed in default during the continuance of such inability. The term "force majeure" as used herein shall mean, without limitation, the following: acts of God, strikes, lockouts, or other industrial disturbances; acts of public enemies; order or restraint of any kind of the government of the United States of America or of the State of Colorado or City of Aurora or any of their departments, agencies or officials, or any civil or military authority; insurrections; riots; landslides; earthquakes; fires; storms; droughts; floods; explosions; breakage or accident to machinery, equipment, transmission pipes or canals; or any other cause or event not reasonably within the control of Servicer.

        32. ENTIRE AGREEMENT. This is the entire and exclusive statement of the Agreement between the parties, which supersedes and merges all prior proposals, understandings and all other agreements oral and written, between the parties relating to this Agreement.

        33. TRUSTEE AS THIRD PARTY BENEFICIARY. This Agreement has been made and entered into not only for the benefit of Lender and Servicer but also for the benefit of the Trustee in connection with the financing of the Education Loans, and upon assignment by Lender to the Trustee, or an Event of Default by Lender (as defined in the Indenture), its provisions may be enforced not only by the parties to this Agreement but by the Trustee. The foregoing creates a permissive right on behalf of the Trustee and the Trustee shall be under no duties or obligations hereunder.

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        This Agreement shall inure to the benefit of the Trustee and its successors and assigns. Without limiting the generality of the foregoing, all representations, covenants and agreements in this Agreement which expressly confer rights upon the Trustee shall be for the benefit of and run directly to, the Trustee, and the Trustee shall be entitled to rely on and enforce such representations, covenants and agreements to the same extent as if it were a party hereto. The foregoing creates a permissive right on behalf of the Trustee, and the Trustee shall be under no duties or obligations hereunder.

        34. INFORMATION. Servicer shall promptly furnish to Lender and Lender from time to time, upon request, such information, reports and financial statements within its control related to Servicer or the servicing of the Education Loans as Lender or Lender reasonably deems appropriate to be prepared. In addition, Servicer shall file all necessary reports or certifications with the Securities and Exchange Commission or as required by the Sarbanes-Oxley Act of 2002 or the Indenture.

        35. NO PETITION. Servicer hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all Obligations outstanding pursuant to the Indenture, it will not institute against or join any other person or entity in instituting against the Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United State or any state of the United States.


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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


NELNET, INC.


By: /s/ Jeffrey R. Noordhoek
   --------------------------------------
Name:   Jeffrey R. Noordhoek

Title: Executive Director


NELNET EDUCATION LOAN FUNDING, INC.


By: /s/ Terry J. Heimes
   ---------------------------------------
Name:   Terry J. Heimes

Title: President




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SCHEDULE A

A.      Loan Origination Fee.

        Six Dollars ($6.00) per loan for Stafford, SLS and PLUS loan. Fifty-five Dollars ($55.00) per loan for Consolidated loans (if applicable). In addition, reimbursement for costs in the event a credit evaluation of the borrower is to be performed by Servicer.

B.      Conversion Fee.

        Five Dollars ($5.00) per account acquired by Lender and added to the Servicer Servicing System during the period of time the borrower is in school. For periods of time other than when the borrower is in school, the fee will be Ten Dollars ($10.00) per account.

        Notwithstanding the foregoing, should any portfolio present an "Extraordinary Conversion", requiring additional conversion services materially beyond that customarily provided for a normal acquisition of Education Loans, then Lender agrees to pay a conversion fee mutually agreed to between Lender and Servicer.

        For purposes of this Agreement, whether a portfolio presents an Extraordinary Conversion shall be determined after the data analysis, and file review, have been conducted of the portfolio by Servicer. Factors to consider in determining whether a portfolio presents an Extraordinary Conversion are as follows:

               1.     Unprocessed data.

               2. Degree to which the conversion may be automated versus manual.

               3. Integrity of the documentation, such as whether the files are complete, or whether the data match the file content.

               4. Lender adherence to its obligations and delivery schedules.

               5.     Presence of backlogged processing in the portfolio.

               6. Whether prior servicing had substantial noncompliance with the Education Act and Regulations.

        After consideration of the foregoing factors, Lender and Servicer agree to come to mutual agreement at the beginning and once again at the end of the conversion of a particular portfolio as to whether they need to negotiate a mutually agreeable conversion fee.

C. Monthly Servicing Fee - All Types of Education Loans (Other than Consolidation Loans) in School Status or Other than School Status.

        0.90% annualized.

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D.      Consolidated Loans.

        0.50% annualized.

E.      Billing for Servicing Fees.

        The full monthly servicing fee shall be paid commencing with the calendar month an account is disbursed on or converted to the Servicer system.

F.      Additional Servicing Activity.

        Thirty-five Dollars ($35.00) per Education Loan referred for such cure services, plus ten percent (10%) of all sums made eligible for reinstatement of guarantee (including principal, interest and special allowance) as a result of successful performance of the Cure Procedures required by Guarantor.

G.      Delinquency Fee.

        A surcharge of Two Dollars and Twenty-five Cents ($2.25) for each account more than thirty (30) days past due through date of claim payment by Guarantor, or until account becomes current.

H.      Appeal Fee.

        A fee of Ten Dollars ($10.00) per month per account will be assessed for Servicer to research and appeal accounts which are rejected or returned by the guarantor due to acts, errors or omissions that occurred on the account prior to servicing by Servicer.

I.      Minimum Monthly Fee.

        There will be a minimum monthly fee of Seven Hundred and Fifty Dollars ($750.00) per month.

J. Removal Fee. Loans transferred off the Servicer Servicing System prior to termination of this Agreement will be assessed a fee of Fifteen Dollars ($15.00) per account.

K. Deconversion Fee. Loans transferred off the Servicer Servicing System on or after termination of this Agreement will be assessed a fee of Twelve Dollars ($12.00) per account.

L.      PLUS (or Other Loan) Loan Credit Checks.

        Fees for obtaining a credit bureau report and evaluation will be Two Dollars and Fifty Cents ($2.50) per loan application. An additional fee of Fifty Cents ($.50) will be charged for those applications in which written authorization must first be obtained prior to pulling a credit bureau report.

M.      Other Services

        For services requested by Lender that are beyond the scope of those described in this Agreement, the fees shall be assessed as follows:

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        (l) Supplies Cost Plus l5%

        (2)    Training             $40.00 per hour

        (3)    Programming          $70.00 per hour

        (4)    Consulting           $80.00 per hour


        Projects and services of this type shall be provided only after request by Lender and after time and total cost estimate is provided by Servicer.

N. Legal Opinions.

        Cost plus Five percent (5%).

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                             NONDISCLOSURE AGREEMENT

I.      INTRODUCTION

        This is an agreement between Nelnet Education Loan Funding, Inc. (Reviewing Organization), dated April 1, 2004, and Nelnet, Inc. (Servicer) in which Reviewing Organization agrees not to disclose certain financial information belonging to Servicer as set forth hereinafter.

II.     AGREEMENT

        In consideration of being made privy to confidential financial information belonging to Servicer, Reviewing Organization hereby agrees not to disclose any Servicer financial information to any third party or use the same in competition with Servicer. At the request of Reviewing Organization, Servicer may agree to make such financial information available to persons designated by Reviewing Organization upon satisfying the requirements stated in Section III.

III.    CONFIDENTIALITY

        The Reviewing Organization agrees during the review and/or receipt of certain of Servicer's financial data and forever thereafter to keep confidential any information and material (both written and verbal) provided to Reviewing Organization by Servicer. Reviewing Organization agrees not to copy any such materials provided by Servicer. Reviewing Organization further agrees not to release, share, disclose or let others view the same, except after advising of the nondisclosure restrictions contained herein, to only those of Reviewing Organization's employees, agents, or advisors having a need to know for the purpose of evaluating the financial condition of Servicer and its ability to perform its obligations under a Servicing Agreement. Individual agents or advisors who have a bonafide need for a copy of Servicer's financial data shall contact Servicer and may be provided a copy after execution of our Nondisclosure Agreement with terms identical to those contained herein. Servicer reserves the right to refuse data to agents and advisors or any other party Servicer in its sole discretion deems ineligible. This written understanding shall survive the termination or cancellation of this agreement or of completion of a review.

        Reviewing Organization recognizes the disclosure of information by Reviewing Organization or Reviewing Organizations' agents or advisors may give rise to irreparable injury to Servicer inadequately compensable in damages and that accordingly, Servicer may seek and obtain injunctive relief or damages against the breach or threatened breach of the within undertakings, in addition to any other legal remedies, including attorney's fees, which may be available. The parties agree, however, that the duty to keep confidential Servicer's financial data and information and materials provided in connection with the review thereof shall not include data, information or materials which the Reviewing Organization can demonstrate is publicly available by other than unauthorized disclosures by other parties.

IV.     EXECUTION

        This agreement is executed as of the date first written above, and shall remain in effect until Servicer sends Reviewing Organization written notice releasing it from the obligations of this agreement.



NELNET, INC.                        NELNET EDUCATION LOAN FUNDING, INC.


/s/ Jeffrey R. Noordhoek            /s/ Terry J. Heimes
-------------------------           ------------------------------
Signature                           Signature

Name: Jeffrey R. Noordhoek          Name: Terry J. Heimes

Title: Executive Director           Title: President

                              SUBROGATION AGREEMENT


        THIS AGREEMENT, effective the first day of April, 2004, by and between Nelnet, Inc. (herein "Servicer") and Nelnet Education Loan Funding, Inc. (herein "Lender").

        WHEREAS, pursuant to that certain Servicing Agreement dated as of April 1, 2004, between Servicer and Lender (the "Servicing Agreement"), Servicer has serviced certain Education Loans (as defined in the Servicing Agreement) for Lender, some of which have been rejected by guarantors for guarantee claim.

        WHEREAS, Servicer has agreed to pay certain losses to Lender on such Education Loan claim(s) rejected by the guarantor(s).

        NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration hereby acknowledged, the parties agree as follows:

        1. The term of this Agreement shall expire on the expiration of the term of the currently existing Servicing Agreement.

        2. This Agreement will apply only to Education Loans subject to payment by Servicer where the principal has become uninsured by the guarantor(s). A detailed list of such loans shall be clearly identified and provided to Lender by Servicer from time to time. Such loans as identified shall be subject to the terms of this Agreement.

        3. Lender agrees to subrogate to Servicer all rights to collect on any such an Education Loan including agency authorization to litigate, including any and all other rights Lender may have on the loan account, including but not limited to federal subsidies if the loan for which Servicer has made payment with respect to an Education Loan rejected for guarantee by the guarantor(s) is cured. Upon such payment, the Education Loan will be considered a "Subrogated Loan".

        4. For any Subrogated Loan for which insurance is reinstated in accordance with guarantor policy, Lender will pay Servicer an amount equal to the then outstanding principal balance and interest of the Subrogated Loan. After such payment, the subrogation rights granted to Servicer by Lender in
Section 3 of this Agreement are revoked and such loan shall be deemed no longer to be a Subrogated Loan; provided, however, that Lender's obligation hereunder shall be limited to the extent funds are available to use from the Collection Fund, as provided in Section 5.04(c) of the Indenture (as defined in the Servicing Agreement.

        5. Each party will identify a representative to develop the procedures necessary to implement this Amendment.

NELNET, INC.                                NELNET EDUCATION LOAN FUNDING, INC.



By:/s/ Jeffrey R. Noordhoek                   By: /s/ Terry J. Heimes
   ----------------------------------         ----------------------------------

Name: Jeffrey R. Noordhoek                    Name: Terry J. Heimes

Title: Executive Director                     Title: President